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                                                                      EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Gary M. Mulloy, Chairman and Chief Executive Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Annual Report on Form 10-K of the Company for the annual period ended September 27, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/GARY M. MULLOY
                                               ---------------------------------
                                               Gary M. Mulloy
                                               Chairman and Chief Executive
                                               Officer
Date: December 19, 2003

I, James M. Dahmus, Senior Vice President and Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Annual Report on Form 10-K of the Company for the annual period ended September 27, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/JAMES M. DAHMUS
                                               ---------------------------------
                                               James M. Dahmus
                                               Senior Vice President and
                                               Chief Financial Officer
Date: December 19, 2003